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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.    20549



                                   FORM 8-K



                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 5(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported) July 3, 2001 (July 2, 2001)



                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)



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          Delaware                      1-815                  51-0014090
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
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      of Incorporation)             File Number)          Identification No.)
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                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)



      Registrant's telephone number, including area code:  (302) 774-1000



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Item 5. Other Events and Regulation FD Disclosure.
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     The Registrant files, pursuant to Regulation FD, its news release dated
July 2, 2001, entitled "Global Economic Slowdown Affects DuPont Second Quarter Earnings," a copy of which is below. This news release is also filed in connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363).


                                        --------- ------------------------------
                                        Contact:  Clif Webb
                                        --------- ------------------------------
                                                  302-774-4005
                                        --------- ------------------------------
                                                  r-clifton.webb@usa.dupont.com
                                        --------- ------------------------------



        Global Economic Slowdown Affects DuPont Second Quarter Earnings


     WILMINGTON, Del., July 2, 2001 - DuPont said today that it estimates earnings per share for the second quarter, before one-time items, to be between $.35 and $.45. Earnings in the second quarter of 2000, before one-time items, were $.90 per share.

     "The global economic slowdown that has forced U.S. manufacturing capacity utilization to levels equal to the 1982 recession is now expanding to Europe, South America, and parts of Asia," said DuPont Chairman and Chief Executive Officer Charles O. Holliday, Jr. "Demand is correspondingly weak across all markets, and our customers have continued to draw down existing inventories or delay purchasing until conditions improve."

     Holliday also observed that "the strength of the U.S. dollar -- at its highest point in 15 years -- presents huge competitive challenges for U.S. exporters, many of whom are DuPont customers.

     "DuPont has taken a number of significant actions to offset the effects of the slowing economy and position its businesses to deliver sustainable earnings growth. In April the company announced a restructuring plan to reduce its global work force by 4 percent that will

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begin to yield cost reductions in the second half of 2001. In addition, DuPont will hold capital expenditures for 2001 to $1.6 billion, down from previous estimates of nearly $2 billion.

     "Recent movements in long-leading economic indicators and in raw material prices offer hope that an end to the spreading global downturn is in sight," said Holliday. "Despite that, we continue to take actions necessary to emerge from these difficult times as a much stronger company."

     During the quarter, the company broadly communicated its view of changing macro economic trends which, combined with historically high costs of key raw materials, were affecting financial performance. DuPont second quarter performance reflects these external trends, a number of which worsened as the quarter progressed.

     DuPont will report its second quarter earnings on July 25 and will host a live webcast of its conference call with securities analysts at 11:00 a.m. EDT on www.dupont.com.
   ---------------

     DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 70 countries and has 93,000 employees.

Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange commission by DuPont, particularly its latest annual report on Form 10-K and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in

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which the company does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of agricultural products.


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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          --------------------------------------
                                          E. I. DU PONT DE NEMOURS AND COMPANY
                                          --------------------------------------
                                                        (Registrant)
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                                          --------------------------------------

                                          --------------------------------------
                                                      /s/ D. B. Smith
                                          --------------------------------------
                                                        D. B. Smith
                                          --------------------------------------
                                                    Assistant Controller
                                          --------------------------------------



July 3, 2001

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